UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12 , 2021

HYCROFT MINING HOLDING CORPORATION

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(Exact name of Registrant as Specified in Its Charter)

Delaware --------------	001-38387 ----------	82-2657796 ------------------
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado	80237
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(Address of principal executive offices)	(Zip Code)

(303) 524-1947

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Nominations.

Hycroft Mining Holding Corporation (the “Company”) has determined that the date of the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) will be Monday, May 24, 2021, at 10:30 a.m. E.D.T. The record date for stockholders entitled to notice of and to vote at the Annual Meeting will be the close of business on April 7, 2021. The Annual Meeting will be held by remote communication, and information regarding the manner in which stockholders will be able to access, participate in and vote at the Annual Meeting will be set forth in the Company’s proxy statement.

Because the Company did not hold an annual meeting of stockholders in 2020 following the consummation of the recapitalization transactions, the Company is providing information to stockholders with respect to the submission of (i) proposals intended to be included in the Company’s 2021 proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and (ii) proposals submitted outside the processes of Rule 14a-8.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 must ensure that such proposal is received by the Company’s Secretary, David S. Stone, at 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237, on or before the close of business on March 26, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission and the Company’s amended and restated bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

Additionally, stockholders intending to submit a proposal or director nomination at the 2021 Annual Meeting that are not to be included in the Company’s proxy statement materials must provide written notice of such proposal or nomination to the Company’s Secretary, David S. Stone, at 8181 E. Tufts Avenue, Suite 510, Denver, Colorado 80237, not later than the close of business on March 22, 2021, being ten days following the date of the filing of this Report on Form 8-K, for such proposal or nomination to be considered timely. Such proposals or nominations must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer